U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)................................................. July 21, 2006

SULPHCO, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada (State or other jurisdiction of incorporation or organization)	001-32636 (Commission file number)	88-0224817 (I.R.S. Employer Identification Number)

850 Spice Islands Drive, Sparks, NV 89431
(Address of principal executive offices)

(775)-829-1310
Issuer’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act of 1933 (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On July 21, 2006, SulphCo, Inc. (“SulphCo.”) entered into a Test Agreement with SK Corporation (“SK”), headquartered in Seoul, Korea. The Test Agreement’s purpose is to enable SulphCo and SK to jointly determine the technical benefits of SulphCo's Sonocracking(TM) technology on crude oil currently owned or processed by SK

During the term of the agreement, which expires no later than December 31, 2006, SulphCo will process various samples of SK's crude oil or other petroleum feed stocks provided by SK using SulphCo’s Sonocracking technology. Both SulphCo and SK have further agreed to negotiate and enter into a cooperation agreement and/or commercial license agreement prior to the expiration of the Test Agreement if SK determines the technical and financial viability of SulphCo's Sonocracking technology for SK’s specific applications.

Item 9.01.  Exhibits

10.1	Test Agreement by and between SulphCo, Inc. and SK Corporation dated July 20, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

SULPHCO, INC. (Registrant)

Date: July 21, 2006	By:	/s/ Loren J. Kalmen
Loren J. Kalmen Chief Financial Officer